UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2020 (September 1, 2020)

B. Riley FinanCIAl, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Boulevard, Suite 800 Los Angeles, California 90025

(310) 966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
7.25% Senior Notes due 2027	RILYG	Nasdaq Global Market
7.50% Senior Notes due 2027	RILYZ	Nasdaq Global Market
7.375% Senior Notes due 2023	RILYH	Nasdaq Global Market
6.875% Senior Notes due 2023	RILYI	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.03. Material Modifications to Rights of Security Holders.

On September 3, 2020, the Company filed the Certificate of Designation (“Certificate of Designation”) for the Series B Preferred Stock with the Secretary of State of the State of Delaware, which became effective upon acceptance for record. The Certificate of Designation classified a total of 10,000 shares of the Company’s authorized shares of preferred stock, $0.0001 par value per share, as Series B Preferred Stock.

As set forth in the Certificate of Designation, the Series B Preferred Stock will rank, as to dividend rights and rights upon the Company’s liquidation, dissolution or winding up: (i) senior to all classes or series of the Company’s common stock and to all other equity securities issued by the Company other than equity securities issued with terms specifically providing that those equity securities rank junior to the Series B Preferred Stock, (ii) on parity with the Company’s 6.875% Series A Cumulative Perpetual Preferred Stock and with any future class or series of the Company’s equity securities expressly designated as ranking on parity with the Series B Preferred Stock, (iii) junior to all equity securities issued by the Company with terms specifically providing that those equity securities rank senior to the Series B Preferred Stock with respect to payment of dividends and the distribution of assets upon the Company’s liquidation, dissolution or winding up and (iv) effectively junior to all of the Company’s existing and future indebtedness (including indebtedness convertible into our common stock or preferred stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) the Company’s existing or future subsidiaries. Holders of Series B Preferred Stock, when and as authorized by the board of directors of the Company, are entitled to cumulative cash dividends at the rate of 7.375% per annum of the $25,000 liquidation preference ($25.00 per depositary share) per year (equivalent to $1,843.75 or $1.84375 per depositary share). Dividends will be payable quarterly in arrears, on or about the last day of January, April, July and October, beginning on or about October 31, 2020. Generally, the Series B Preferred Stock is not redeemable by the Company prior to September 4, 2025. However, upon a change of control or delisting event, the Company will have the special option to redeem.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Certificate of Designation, which is filed herewith as Exhibit 3.1 and incorporated by reference into this Item 3.03. A specimen preferred stock certificate for the Series B Preferred Stock is filed as Exhibit 4.2 hereto and incorporated herein by reference. The terms of the Depositary Shares are set forth in the Deposit Agreement, dated September 4, 2020, by and among the Company, Continental Stock Transfer & Trust Company, as depositary, and the holders of the depositary receipts issued thereunder (the “Deposit Agreement”). The Deposit Agreement is filed as Exhibit 4.1 hereto. A specimen stock receipt representing the Depositary Shares is filed as Exhibit 4.2 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Certificate of Designation set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On September 4, 2020, B. Riley Financial, Inc. (the “Company”) closed its underwritten public offering of depositary shares (the “Depositary Shares”), each representing 1/1000th of a share of 7.375% Series B Cumulative Perpetual Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”). The liquidation preference of each share of Series B Preferred Stock is $25,000 ($25.00 per Depositary Share). At the closing, the Company issued 1,300 shares of Series B Preferred Stock represented by 1,300,000 Depositary Shares issued. The offering was conducted pursuant to an underwriting agreement (the “Underwriting Agreement”), dated September 1, 2020, by and among the Company and B. Riley Securities, Inc., as representative of the several underwriters named therein (the “Underwriters”). The Company also granted the underwriters an option to purchase up to 195,000 additional Depositary Shares during the 30 days following the date of the Underwriting Agreement.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The Depositary Shares were offered pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-236463) initially filed with the Securities and Exchange Commission (the “Commission”) on February 14, 2020 and declared effective by the Commission on February 24, 2020.

Attached as Exhibit 5.1 to this Current Report and incorporated herein by reference is a copy of the opinion of The NBD Group, Inc. relating to the validity of the Depositary Shares that may be sold in the offering (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

On September 1, 2020, the Company issued a press release announcing the pricing of the offering. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On September 4, 2020, the Company issued a press release announcing the closing of the offering. A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 1, 2020, by and among the Company and B. Riley Securities, Inc., as representative of the several underwriters named therein.

3.1	Certificate of Designation designating the 7.375% Series B Cumulative Perpetual Preferred Stock of B. Riley Financial, Inc.

4.1	Deposit Agreement, dated September 4, 2020, among B. Riley Financial, Inc., Continental Stock Transfer & Trust Company, as Depositary, and the holders of depositary receipts, with respect to B. Riley Financial, Inc.’s 7.375% Series B Cumulative Perpetual Preferred Stock.

4.2	Form of Specimen Certificate representing the 7.375% Series B Cumulative Perpetual Preferred Stock, par value $0.0001 per share, of B. Riley Financial, Inc.

4.3	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.1).

5.1	Opinion of The NBD Group, Inc.

23.1	Consent of The NBD Group, Inc. to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Pricing Press Release, dated September 1, 2020.

99.2	Closing Press Release, dated September 4, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 4, 2020	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer and Chief Operating Officer

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